united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22963

Altegris KKR Commitments Master Fund

(Exact name of registrant as specified in charter)

1200 Prospect Street, Suite 400 La Jolla, CA 92037

(Address of principal executive offices) (Zip code)

Beth Strong, Altegris Advisors, L.L.C.

1200 Prospect Street, Suite 400, La Jolla, CA 92037

(Name and address of agent for service)

Registrant's telephone number, including area code: 858-459-7040

Date of fiscal year end: 3/31

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

Altegris KKR Commitments Master Fund

Semi-Annual Report

September 30, 2020

SUB-ADVISED BY:
StepStone Group LP
4275 Executive Square
Suite 500
La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.altegris.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Altegris KKR Commitments Master Fund
September 30, 2020

Table of Contents

Portfolio Review (Unaudited)	1
Consolidated Portfolio of Investments (Unaudited)	2
Consolidated Statement of Assets and Liabilities (Unaudited)	4
Consolidated Statement of Operations (Unaudited)	5
Consolidated Statements of Changes in Net Assets (Unaudited)	6
Consolidated Statement of Cash Flows (Unaudited)	7
Consolidated Statements of Financial Highlights (Unaudited)	8
Notes to Consolidated Financial Statements (Unaudited)	9
Supplemental Information (Unaudited)	20
Privacy Notice	23

Altegris KKR Commitments Master Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2020

The Fund’s performance figures* for the Periods ended September 30, 2020, compared to its benchmarks:

				Annualized
				Since Inception
	Six Month	One Year	Three Year	July 31, 2015 **
Altegris KKR Commitments Master Fund - Class A	14.83%	6.91%	5.67%	7.44%
Altegris KKR Commitments Master Fund - Class A with load ***	10.78%	3.18%	4.41%	6.69%
Altegris KKR Commitments Master Fund - Class I	15.19%	7.51%	6.27%	8.15%
S&P 500 Total Return Index ****	31.31%	15.15%	12.28%	11.76%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s August 3, 2020, prospectus, the total annual operating expense are 3.56% and 2.97% for the Fund’s Class A and Class I shares, respectively. For performance information current to the most recent month-end, please call 1-877-772-5838.

**	The inception date of both the Fund’s Class A shares (including predecessor feeder fund shares), and Class I Shares (as re-classified), is August 1, 2015. The Fund was reorganized as of June 1, 2016 to offer the Class A and Class I shares.

***	Class A with load total return is calculated using the maximum sales charge of 3.50%.

****	The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

Holdings by Type of Investment as of September 30, 2020	% of Net Assets
Private Equity:
Secondary Investments	36.99%
Primary Investments	32.82%
Co-Investments	28.19%
Direct Investment	1.07%
Short Term Investment:
Private Money Market	5.47%
Liabilities in Excess of Other Assets	(4.54)%
Total	100.00%

Please refer to the Consolidated Portfolio of Investments in this report for a detailed analysis of the Fund’s holdings.

Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
September 30, 2020

					Initial
				% of Net	Acquisition
	Geographic Region	Cost	Fair Value	Assets	Date
PRIVATE EQUITY (a) - 98.00%
CO-INVESTMENTS - 28.19%
KKR Banff Co-Invest L.P. *	Americas	$10,000,000	$12,000,000	2.98%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P.	Europe	6,435,450	7,163,866	1.78%	10/3/2017
KKR Caribou Co-Invest L.P. *	Americas	17,500,000	20,370,000	5.06%	2/26/2018
KKR Element Co-Invest L.P. *	Americas	7,035,000	12,849,799	3.19%	8/12/2016
KKR Enterprise Co-Invest L.P AIV B. *	Americas	2,294,701	7,059,407	1.75%	7/14/2020
KKR Enterprise Co-Invest L.P. *	Americas	20,000,000	4,000,000	0.99%	9/6/2018
KKR Palo Verde Co-Invest L.P. (b)	Americas	10,282,528	7,893,425	1.96%	2/26/2018
KKR Sigma Co-Invest L.P. *	Americas	7,500,000	13,033,823	3.24%	6/11/2018
KKR Uno Co-Invest L.P. *	Americas	15,000,000	25,500,000	6.33%	6/7/2017
LC Sports Pte. Ltd. (c) *	Asia	2,282,797	2,348,215	0.58%	11/2/2018
Nutraceutical Investco LP (c)*	Americas	1,337,931	1,345,031	0.33%	7/15/2019
TOTAL CO-INVESTMENTS		99,668,407	113,563,566	28.19%

PRIMARY INVESTMENTS - 32.82%
Bridge Growth Partners (Parallel), L.P. (c) *	Americas	1,034,224	1,406,232	0.35%	2/23/2016
HPH Specialized International Fund I L.P. *	Americas	652,886	172,611	0.04%	6/30/2017
KKR Americas Fund XII L.P. *	Americas	39,517,184	53,770,370	13.35%	3/31/2017
KKR Asian Fund III L.P.	Asia	37,727,343	43,813,267	10.88%	3/31/2017
KKR European Fund IV, L.P.	Europe	3,614,241	4,619,844	1.15%	12/17/2015
KKR European Fund V, L.P. SCSp	Europe	9,710,244	10,741,637	2.67%	11/5/2018
KKR Health Care Strategic Growth Fund L.P. *	Americas	4,831,717	6,644,821	1.65%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (b)	Americas	1,495,608	1,588,664	0.39%	7/11/2019
Oak Hill Capital Partners IV, L.P. (c) *	Americas	1,278,091	1,284,577	0.32%	3/31/2017
Providence Strategic Growth Europe L.P. (c)	Europe	—	6,899	0.00%	11/11/2019
RB Equity Fund II-A, L.P. (c) *	Americas	764,230	738,465	0.18%	12/3/2018
The Resolute Fund IV (c)	Americas	650,814	904,049	0.23%	9/28/2018
Warburg Pincus XI (ASIA), L.P. (c) *	Asia	7,785,010	6,501,652	1.61%	9/30/2017
TOTAL PRIMARY INVESTMENTS		109,061,592	132,193,088	32.82%

SECONDARY INVESTMENTS - 36.99%
Charles River Partnership XIII, L.P. *	Americas	49,016	78,882	0.02%	6/29/2018
Eurazeo Capital IV A SCSp (c) *	Europe	2,103,433	1,973,175	0.49%	1/28/2019
Eurazeo Capital IV D SCSp (c)*	Europe	1,390,774	1,272,074	0.32%	1/28/2019
Foundation Capital III L.P. (c) *	Americas	102	1,555	0.00%	6/29/2018
Foundation Capital V L.P. *	Americas	174,497	324,164	0.08%	6/29/2018
Foundation Capital VI L.P. *	Americas	152,984	201,255	0.05%	6/29/2018
Foundation Capital VII L.P. *	Americas	635,064	691,234	0.17%	6/29/2018
Foundation Capital VIII L.P. *	Americas	688,414	1,406,054	0.35%	6/29/2018
KKR 2006 Fund L.P . *	Americas	18,977,378	16,974,421	4.21%	12/31/2015
KKR 2006 Fund (Allstar) L.P. (b)*	Americas	2,200,582	1,207,988	0.30%	12/31/2015
KKR 2006 Fund (Overseas) L.P.	Global	9,728,098	3,877,041	0.96%	12/31/2015
KKR Asian Fund L.P. *	Asia	1,756,028	1,289	0.00%	12/29/2016
KKR Asian Fund (Ireland III MIT) I L.P. *	Asia	1,088,708	249,125	0.06%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P. (c)	Asia	3,437,014	3,011,410	0.75%	9/30/2017
KKR China Growth Fund, L.P.	China	16,053,756	12,361,848	3.07%	6/29/2018
KKR European Fund III, L.P. *	Europe	2,318,266	2,204,112	0.55%	12/31/2015
KKR Gaudi Investors L.P. *	Europe	8,615,337	8,158,050	2.03%	5/4/2017
KKR Lending Partners II L.P. (b)	Americas	3,105,916	1,638,730	0.41%	3/31/2017
KKR North America Fund XI L.P. (b)	Americas	25,252,539	26,511,020	6.58%	10/29/2015
KKR North America Fund XI (Buckeye) L.P. *	Americas	432,167	24,412	0.01%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b) *	Americas	1,656,323	8,812,406	2.19%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *	Americas	1,158,120	1,131,568	0.28%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Americas	25,511,633	25,160,855	6.25%	5/31/2018
L Catterton Asia 3 LP (c)	Asia	1,356,413	1,123,127	0.28%	12/4/2018
L Catterton VIII Offshore, L.P. (b,c) *	Asia	2,752,402	3,041,131	0.76%	9/27/2019
Lime Rock Partners IV AF, L.P. *	Americas	5,025,289	3,781,840	0.94%	6/21/2018
Menlo Ventures IX LP *	Americas	38,532	72,116	0.02%	12/31/2017
Menlo Ventures X LP *	Americas	2,493,985	160,707	0.04%	12/31/2017
Menlo Ventures XI LP *	Americas	5,121,980	1,859,387	0.46%	12/31/2017
Oak Hill Capital Partners III (AIV I), L.P. (c) *	Americas	274,469	426,039	0.11%	3/17/2017
Oak Hill Capital Partners III, L.P. (c)	Americas	944,478	305,355	0.08%	3/17/2017

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
September 30, 2020

					Initial
				% of Net	Acquisition
	Geographic Region	Cost	Fair Value	Assets	Date
SECONDARY INVESTMENTS (Continued) - 36.99%
Oak Hill Special Opportunities Fund (Offshore II), Ltd. (c)*	Americas	$16,568	$18,096	0.00%	3/17/2017
OHCP III BC COI, L.P. (c) *	Americas	1,897,078	3,343,695	0.83%	3/17/2017
OHCP III BC RO, L.P. (c) *	Americas	719,400	825,279	0.20%	12/31/2018
OnyxPoint Permian Equity Feeder III LLC *	Americas	2,707,006	856,824	0.21%	9/7/2018
Orchid Asia III, L.P. (c)	Asia	932,796	1,347,229	0.33%	8/15/2016
Pueblo Co-Invest LP (c) *	Americas	3,420,057	3,611,697	0.90%	6/25/2019
RB Equity Fund I-A LP (c) *	Americas	3,757,985	6,533,795	1.62%	12/31/2018
SFC Energy Partners I-A L.P. (b) *	Americas	—	14,286	0.00%	9/30/2017
The Resolute Fund II (c)	Americas	3,608,287	3,345,376	0.83%	8/31/2018
Yorktown Energy Partners IX, L.P (b,c) *	Americas	347,715	217,635	0.05%	9/30/2018
Yorktown Energy Partners VI, L.P (b,c)	Americas	63,757	33,282	0.01%	9/30/2018
Yorktown Energy Partners VII, L.P (b,c)	Americas	181,110	77,236	0.02%	9/30/2018
Yorktown Energy Partners VIII, L.P (b,c)	Americas	626,046	268,094	0.07%	9/30/2018
Yorktown Energy Partners X, L.P (b,c)	Americas	573,064	422,229	0.10%	9/30/2018
TOTAL SECONDARY INVESTMENTS		163,344,567	148,957,123	36.99%

TOTAL PRIVATE EQUITY		$372,074,566	$394,713,777	98.00%

DIRECT INVESTMENT (a) - 1.07%
Artisan Partners Asset Management, Inc. TRA (c)	Americas	$2,864,802	2,556,329	0.63%	10/12/2018
Salient Solutions LLC * (c)	Americas	1,057,149	1,766,319	0.44%	2/10/2016
		$3,921,951	$4,322,648	1.07%
SHORT TERM INVESTMENT - 5.47%
PRIVATE MONEY MARKET FUNDS - 5.47%
Federated Prime Private Liquidity Fund, Premier Class			$15,910,811	3.95%	12/29/2017
Prime Liquidity LLC Fund, Capital Class			6,101,834	1.52%	12/29/2017
TOTAL PRIVATE MONEY MARKET FUNDS		$22,012,645	$22,012,645	5.47%

TOTAL SHORT TERM INVESTMENTS		$22,012,645	$22,012,645	5.47%

TOTAL INVESTMENTS - 104.54% (Cost - $398,009,162) (d)			$421,049,070
LIABILITIES IN EXCESS OF OTHER ASSETS - (4.54)%			(18,280,129)
NET ASSETS - 100.00%			$402,768,941

TRA - Tax Receivable Agreement

*	Non-income producing.

(a)	Securities restricted to resale represents $399,036,425 or 99.07% of net assets.

(b)	All or part of these investments are holdings of AKCF LLC - Series A.

(c)	The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy (See Note 2).

(d)	The fair value of total investments consists of the following:

Private Equity	$394,713,777
Direct Investment	4,322,648
Short Term Investment	22,012,645
Total Investments	$421,049,070

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited) September 30, 2020

ASSETS
Investment securities:
Investments at cost	$398,009,162
Investments at fair value	$421,049,070
Cash	6,769,387
Dividend receivable	42,401
Prepaid expenses and other assets	784,842
TOTAL ASSETS	$428,645,700

LIABILITIES
Payable for Fund shares repurchased	16,678,652
Line of credit outstanding	7,450,000
Management fee payable to the Adviser	540,801
Service fees payable to related parties	364,405
Distribution and servicing fees payable to Distributor	186,547
Subscriptions received in advance	167,291
Payable for securities purchased	59,767
Line of credit fees payable	15,466
Accrued expenses and other liabilities	413,830
TOTAL LIABILITIES	25,876,759
Commitments and contingencies (See Notes 2 and 7)
NET ASSETS	$402,768,941

Composition of Net Assets:
Paid in capital	$348,616,431
Accumulated earnings	54,152,510
NET ASSETS	$402,768,941

Class A Shares:
Net Assets	$282,872,248
Shares of beneficial interest outstanding [$0 par value]	19,965,212
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$14.17
Maximum offering price per share (net asset value plus maximum sales charge of 3.50%)	$14.68

Class I Shares:
Net Assets	$119,896,693
Shares of beneficial interest outstanding [$0 par value]	3,925,934
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$30.54

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended September 30, 2020

INVESTMENT INCOME
Dividend distributions from underlying investments	$8,219,864
Dividend income	60,034
TOTAL INVESTMENT INCOME	8,279,898

EXPENSES
Management fees	2,353,464
Distribution and servicing fees:
Class A	831,387
Sub accounting and sub transfer agent fees	229,974
Administrative services fees	141,585
Legal fees	141,258
Line of credit fees	103,557
Interest expenses	88,031
Audit and tax fees	68,701
Printing and postage expenses	68,864
Trustees fees and expenses	65,962
Accounting services fees	32,687
Transfer Agent	31,267
Custodian fees	91,335
Registration fees	23,305
Chief compliance officer fees	18,033
Insurance expense	15,714
Other expenses	18,771
TOTAL EXPENSES	4,323,895
Tax Expense Reimbursement	(485,000)
NET OPERATING EXPENSES	3,838,895

NET INVESTMENT INCOME	4,441,003

NET REALIZED AND UNREALIZED GAIN ON OPERATIONS

Capital gain distributions from underlying investments	9,440,941
Net change in unrealized appreciation on investments	41,004,610
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	50,445,551

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,886,554

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six months Ended	Year Ended
	September 30, 2020	March 31, 2020
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income/loss	$4,441,003	$(193,475)
Capital gain distributions from underlying investments	9,440,941	17,206,219
Net realized gain/loss from investments	—	162,226
Net change in unrealized depreciation/appreciation on investments	41,004,610	(38,637,583)
Net increase/decrease in net assets resulting from operations	54,886,554	(21,462,613)

DISTRIBUTIONS TO MEMBERS
Total Distributions :
Class A	(5,355,472)	(11,281,983)
Class I	(2,234,155)	(4,368,305)
Total distributions to members	(7,589,627)	(15,650,288)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	1,136,088	4,503,278
Class I	3,432,523	12,446,516
Reinvestment of distributions
Class A	5,131,097	10,887,840
Class I	2,073,420	4,047,854
Redemption of shares
Class A	(18,233,741)	(24,689,295)
Class I	(7,357,905)	(8,337,357)
Total Decrease in Net Assets from Shares of Beneficial Interest	(13,818,518)	(1,141,164)

NET INCREASE IN SHARES OF BENEFICIAL INTEREST	33,478,409	(38,254,065)

NET ASSETS
Beginning of Year	369,290,532	407,544,597
End of Year/Period	$402,768,941	$369,290,532

SHARE ACTIVITY
Class A:
Shares Sold	89,210	325,722
Shares Reinvested	404,661	803,269
Shares Redeemed	(1,326,629)	(1,830,668)
Net decrease in shares outstanding	(832,758)	(701,677)

Class I:
Shares Sold	124,081	420,554
Shares Reinvested	76,033	139,393
Shares Redeemed	(249,701)	(286,101)
Net increase/decrease in shares outstanding	(49,587)	273,846

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended September 30, 2020

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$54,886,554.00
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	$(30,417,417)
Net Proceeds (Purchase) of short-term investments	$10,189,966
Net change in unrealized appreciation on investments	$(41,004,610)
Return of capital from underlying investments	$6,186,214
Increase in prepaid expenses and other assets	$(370,780)
Increase in interest, dividend and distributions receivables	$(15,803)
Increase in Line of credit outstanding	$7,450,000
Increase in payable due to Adviser	$45,313
Decrease in Services fees payable to related parties	$(39,643)
Increase in distribution and servicing fees payable to Distributor	$12,240
Increase in Line of credit legal fees	$15,466
Increase in accrued expenses and other liabilities	$193,829
Net Cash Provided by Operating Activities	$7,131,329

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Shares issued, net of change in subscriptions received in advance	3,830,371
Payment of Shares redeemed, net of change in payable for Shares redeemed	(16,871,327)
Distributions paid to shareholders	$(385,110)
Net Cash Used in Financing Activities	$(13,426,066)

NET DECREASE IN CASH	(6,294,737)
CASH - BEGINNING OF PERIOD	13,064,124
CASH - END OF PERIOD	$6,769,387

SUPPLEMENTAL NONCASH DICLOSURE INFORMATION:
Non-cash financing activities not included herein consisted of reinvestment of distributions:	$7,204,517

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
CONSOLIDATED STATEMENTS OF FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A (1)
	Six Months Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2020		March 31, 2020		March 31, 2019		March 31, 2018		March 31, 2017
Net asset value, beginning of year/period	$12.59		$13.86		$13.72		$13.43		$12.61
Gain (Loss) from investment operations:
Net investment income/loss (3)	0.14		(0.03)		(0.23)		(0.20)		(0.11)
Net realized and unrealized gain/loss on investments	1.70		(0.71)		1.20		1.07		1.50
Net increase in net assets resulting from operations	1.84		(0.74)		0.97		0.87		1.39
Less distributions from:
Net realized gains	(0.26)		(0.53)		(0.83)		(0.58)		(0.57)
Total distributions	(0.26)		(0.53)		(0.83)		(0.58)		(0.57)
Net asset value, end of year/period	$14.17		$12.59		$13.86		$13.72		$13.43
Total return (4)	14.83	% (5)	5.64%		7.35%		6.62%		11.19	% (5)
Net assets, end of year/period (000s)	$282,872		$261,763		$297,902		$287,217		$189,454
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	2.14%		2.62%		2.40%		2.31%		2.47%
Ratio of net expenses to average net assets (7)	2.14%		2.62	% (8)	2.49	% (8)	2.40	% (8)	2.47%
Ratio of net investment income (loss) to average net assets (7)	2.18%		(0.20)%		(1.66)%		(1.40)%		(0.97)%
Portfolio Turnover Rate	0	% (5)	0%		1%		0%		0	% (5)

	Class I (2)
	Six Months Ended		Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	September 30, 2020		March 31, 2019		March 31, 2019		March 31, 2018		March 31, 2017		March 31, 2016
Net asset value, beginning of year/period	$27.05		$29.62		$29.15		$28.36		$26.57		$25.00
Gain (Loss) from investment operations:
Net investment income (loss) (3)	0.39		0.10		(0.32)		(0.22)		(0.01)		0.05
Net realized and unrealized gain/loss on investments	3.65		(1.54)		2.56		2.25		3.00		1.52
Net increase in net assets resulting from operations	4.04		(1.44)		2.24		2.03		2.99		1.57
Less distributions from:
Net realized gains	(0.55)		(1.13)		(1.77)		(1.23)		(1.20)		—
Total distributions	(0.55)		(1.13)		(1.77)		(1.23)		(1.20)		—
Redemption fees collected (3)	—		—		—		—		0.00		0.00
Net asset value, end of year/period	$30.54		$27.05		$29.62		$29.15		$28.36		$26.57
Total return (4)	15.19	% (5)	5.13%		7.98%		7.27%		11.43%		6.28	% (5)
Net assets, end of year/period (000s)	$119,897		$107,528		$109,643		$91,307		$54,767		$100,710
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (6,7)	1.52	% (9)	2.03%		1.81%		1.72%		2.77%		2.42%
Ratio of net expenses to average net assets (7)	1.52	% (9)	2.11	% (8)	1.89	% (8)	1.77	% (8)	1.83%		1.61%
Ratio of net investment income (loss) to average net assets (7)	2.80%		(0.36)%		(1.07)%		(0.75)%		(0.05)%		0.32%
Portfolio Turnover Rate	0	% (5)	0%		1%		0%		0%		0	% (5)

(1)	Class A commenced operation on June 1, 2016 with the reorganization of the master/feeder structure.

(2)	The Fund commenced operations on July 31, 2015, existing shares were reclassified to Class I Shares on June 1, 2016. See note 1 in the notes to consolidated financial statements.

(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(4)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized for periods less than one full year.

(8)	The net expense ratio is greater than gross expense ratio due to the expenses recaptured. See note 4 in the notes to consolidated financial statements.

(9)	The Fund estimates it tax expense on AKCF LLC Series A a limited time liability company in which the Fund Invests. Due to the timing of tax estimates the Fund has a tax credit that reduced the gross and net expense ratios. Without this reduction the gross and net expenses rations would have been 2.39% and 1.77% for class A and I, respectively

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
September 30, 2020

1.	ORGANIZATION

Altegris KKR Commitments Master Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the ’’1940 Act’’), as a non-diversified, closed-end management investment company. Altegris Advisors, L.L.C., (the ’‘Adviser’’) serves as the Fund’s investment adviser. StepStone Group LP serves as the Fund’s Sub-Adviser (the “Sub-Adviser”).

The Fund was organized as a Delaware statutory trust on April 22, 2014. The Fund commenced operations as the “master fund” in a “master/feeder structure” on July 31, 2015. The Fund was reorganized from a “master/feeder” structure as of June 1, 2016, and currently offers two separate classes of shares of beneficial interest designated Class A and Class I (each, “Shares”) on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads.

The minimum investment for an investor in the Fund is $25,000. Class A Shares are offered at NAV plus a maximum sales charge of 3.50%. Class I Shares are sold at NAV without an initial sales charge and are not subject to distribution fees. All classes of Shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each month based upon the relative net assets of each class.

The Fund’s investment objective is to seek long-term capital appreciation. The Fund invests and/or makes capital commitments of at least 80% of its assets in or to private equity investments of any type, sponsored or advised by Kohlberg Kravis Roberts & Co. Inc. or an affiliate thereof (collectively, “KKR”), including primary offerings and secondary acquisitions of interests in alternative investment funds that pursue private equity strategies (“Private Equity Funds”) and co-investment opportunities in operating companies (“Co-Investment Opportunities”) presented by such KKR Investment Funds or by KKR. However, the Fund may at any time determine to allocate its assets to investments not sponsored or issued by, or otherwise linked to, KKR or its affiliates and to strategies and asset classes not representative of private equity, collectively with Private Equity Funds and Co-Investment Opportunities (“Investment Funds”).

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include AKCF LLC Series A (“AKCF”), a limited liability company in which the Fund invests and the results of which are reported on a consolidated basis with the Fund. AKCF is a wholly-owned subsidiary of the Fund; therefore all inter-company accounts and transactions have been eliminated. The inception date of AKCF is September 18, 2015.

A summary of the Fund’s investment in AKCF is as follows:

AKCF Net Assets at	% of Total Net Assets
September 30, 2020	at September 30, 2020
$35,050,700	8.70%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its interests in Investment Funds. These valuation procedures, which have been approved by the Board of Trustees of the Fund (“the Board”), provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Funds (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Funds will typically provide the Adviser with estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. While such information is provided on a quarterly basis, the Fund provides valuation and issues Shares on a monthly basis.

The Advisor is responsible for the Fund’s written valuation policies, processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, and representatives from Gemini Fund Services, LLC (“GFS”), the Fund’s administrator. The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policies and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market prices for similar instruments, and fair value is determined through the use of models or other valuation methodologies.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. The categorization of Level 2 or Level 3 is based on the significance of the unobservable inputs to the overall valuation. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Fund’s assets and liabilities measured at fair value:

				Investments
Assets *	Level 1	Level 2	Level 3	Valued at NAV	Total
Investments
Private Equity	$—	$—	$45,732,630	$348,981,147	$394,713,777
Direct Investment	—	—	4,322,648	—	4,322,648
Short-Term Investments	22,012,645	—	—	—	22,012,645
Total Investments:	$22,012,645	$—	$50,055,278	$348,981,147	$421,049,070

*	Refer to the Portfolio of Investments for industry classification.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

The following table is a reconciliation of assets in which Level 3 inputs were used in determining value:

			Proceeds from		Change in
			sales and		unrealized
	Beginning	Cost of	principal	Net realized	appreciation/	Net transfers in	Ending Balance
Investments	Balance 3/31/20	purchases	paydowns	gain (loss)	(depreciation)	(out) of Level 3	9/30/20
Direct Investments	$4,491,626	—	$(179,050)	$—	$10,072	$—	$4,322,648
Private Equity	11,901,856	193,202	(988,885)	614,784	1,966,065	32,045,608	45,732,630
Total Investments	$16,393,482	$193,202	$(1,167,935)	$614,784	$1,976,137	$32,045,608	$50,055,278

It is the Fund’s policy to recognize transfers between levels of the fair value hierarchy at the end of the reporting period. For the six months ended September 30, 2020, $32,045,608 was transferred from Investments at NAV to Level 3. Transfers from Investments at NAV to Level 3 occurred due to the application of a fair valuation technique to investments value as of and during the six months ended September 30, 2020.

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of September 30, 2020:

Investment Type	Value at 9/30/20	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs
Direct Investments	1,766,319	Ownership percentage applied to adjusted third party valuation	Third party valuation	N/A
	2,556,329	Discounted cash flow	Discount factor* Tax rate**	17% 23.2%
Private Equity	41,702,744	Adjusted reported investment net asset value	Fair value adjustment***	N/A
	3,011,410	Adjusted reported investment net asset value	Market adjustments of underlying positions	-8.40%
	1,018,476	Reported net asset value	Reported net asset value	N/A

*	An increase of the input would indicate a decrease in fair value.

**	An increase of the input would indicate an increase in fair value.

***	The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of a beta to a benchmark. The benchmark used is a world market index, and the beta is calculated through analysis and backtested by the Adviser. As of September 30, 2020, the beta applied was 20%. An increase of the beta would indicate an increase in the effect of the input to the fair value.

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments relies on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by an outside valuation committee for which the Fund receives information surrounding their valuation process and, in some circumstances, the valuation analysis. In certain circumstances, the outside valuation committee may at its discretion employ third party valuation firms as appropriate.

Investments Valued at NAV – In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The Fund is permitted to invest in alternative investments that do not have a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investments is not being reported at fair value.

A listing of the private investments held by the Fund and their attributes, as of September 30, 2020, that qualify for these valuations are shown in the table below:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency *	Notice Period (In Days)	Redemption restrictions Terms **
Private Equity - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$296,190,901	$103,888,664	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$64,559,426	$14,945,251	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Other	Investments in nonpublic companies; strategies may include infrastructure, real estate, energy and direct lending/mezzanine, private equity fund of funds	$33,963,451	$16,428,424	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Direct Investment - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$1,766,319	$—	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Direct Investment - Other	Investments in strategies which may include infrastructure, real estate, energy, direct lending/mezzanine, private debt.	$2,556,330	$—	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

*	The information summarized in the table above represent the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

The Fund, by virtue of its investments in the Investment Funds, has investments in USI Insurance Services, LLC and Cherwell Software, LLC, which approximate 6.3% and 5.1% of the Fund’s net assets as of September 30, 2020, respectively.

Unfunded Commitments – As of September 30, 2020, the Fund had total unfunded commitments of $135,262,342 which consist of $103,888,664 private equity-buyout, $14,945,251 private equity-growth equity and $16,428,424 private equity - other. The Fund expects to fulfill these unfunded commitments through the use of liquid investments, future distributions from Investment Funds and line of credit proceeds.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed at least annually and are recorded on ex-dividend date. Distributable net realized capital gains are declared and distributed at least annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund’s policy is to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded for the Fund.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year ended September 30, 2017 through September 30, 2019 or expected to be taken in the Fund’s September 30, 2020 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. However, the Fund is not aware of any uncertain tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

AKCF, the wholly-owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C Corporation for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state. The Fund has paid $485,000 in estimated taxes for the tax year ended September 30, 2020. The estimated tax payments will be used offset future tax liability.

AKCF recognizes deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

When tax returns are filed, some positions taken may be sustained upon examination by the taxing authorities, while other positions are subject to uncertainty about the merits of the position taken or the amount of the position that would be sustained. Management considers the likelihood of changes by taxing authorities in its filed income tax returns and recognizes a liability for or discloses potential changes that management believes are more likely than not to occur upon examination by taxing authorities.

Management has not identified any uncertain tax positions in filed income tax returns that require recognition or disclosure in the accompanying consolidated financial statements. AKCF’s income federal tax returns for the past three years and state tax

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

returns for the past four years are subject to examination by taxing authorities and may change upon examination. AKCF recognizes interest and penalties, if any, related to unrecognized tax benefits in operating expense. No interest expense or penalties were recognized during the fiscal six months ended September 30, 2020.

The provision for (benefit from) income taxes for the fiscal six months ended September 30, 2020 consist of the following:

Current:
Federal	$(166,660)
State	(75,085)
(241,745)
Deferred:
Federal	240,347
State	108,284
348,631

Provision for (benefit from) income taxes	$106,886

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

At September 30, 2020, components of the deferred tax assets and liabilities are as follows:

Deferred tax assets:

Net unrealized loss on investment securities	$1,540,446
Capital loss carryforward	241,745
Valuation allowance	(1,540,446)
Deferred tax liabilities:	—

Net deferred tax assets (liabilities)	$241,745

AKCF has a capital loss carryforward for federal income tax purposes of approximately $800,000. AKCF also had capital loss carryforwards in various states at varying amounts as of September 30, 2020.

Management reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by AKCF are eligible to be carried back up to three years and carried forward up to five years to offset capital gains recognized by AKCF in those years.

Based upon the management’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the AKCF’s deferred tax assets pertaining to the net unrealized loss on investment securities. At September 30, 2020 the remaining deferred tax asset relates to the capital loss carryforward component. Management will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the management’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the AKCF’s gross deferred tax assets.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(loss) on investments before taxes as follows:

AKCF, LLC	As of September 30, 2020
Income taxes at statutory rate	$488,102
State income tax (net of federal benefit)	26,227
Book to tax period adjustment	(407,443)
Provision for (benefit from) income taxes	$106,886

Cash – Cash includes cash held or deposited in bank accounts. The Fund deposits cash with high quality financial institutions. These deposits are guaranteed by the Federal Deposit Insurance Company up to an insurance limit. The current cash balance exceeds the FDIC insurance limit.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss form investments in the Consolidated Statement of Operations.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

Investment Transactions – For the six months ended September 30, 2020, cost of purchases and proceeds from sales or other disposition of investments other than short-term investments amounted to 30,417,417 and 0, respectively.

Associated Risks – During the normal course of business, the Fund may purchase, sell or hold various securities, which may result in certain risks, the amount of which is not apparent from the financial statements.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector or geography, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

Illiquidity of Investment Fund Interests. There is no regular market for interests in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.

4.	INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH RELATED PARTIES AND OTHER FEES

The Fund pays the Adviser a monthly fee of 0.10%(1.20% on an annualized basis) of the Fund’s month-end net asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s net assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). The Management Fee is in addition to the asset -based fees and incentive fees paid by the Investment Funds to the Investment Managers and indirectly paid by investors in the Fund. The Adviser pays the Sub-Adviser a monthly fee of 0.030833%(0.37% on an annualized basis) of the month-end net asset value of the Fund’s investments in Investment Funds. Pursuant to the agreement, the Fund incurred $2,353,464 in Management Fees for the six months ended September 30, 2020 which is included in the consolidated statement of operations. As of September 30, 2020, payable due to Adviser for Management Fee is $540,801.

As outlined in the Fund’s prospectus, the Adviser has an “Expense Limitation and Reimbursement Agreement” with the Fund through August 1, 2021 (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described herein) borne by the Fund in respect of Class A and Class I Shares, for any fiscal year, to an amount not to exceed 0.55% per annum of the Fund’s net assets attributed to Class A and Class I Shares, respectively. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee and underlying Investment Fund expenses (including contribution requirements for investments, expenses and management fees); (ii) interest expense and any other expenses incurred in connection with the Fund’s credit facility; (iii) expenses incurred in connection with secondary offerings and Co-Investment Opportunities and other investment-related expenses of the Fund; (iv) Distribution and Servicing Fees in respect of any Class of Shares; (v) taxes; and (vi) extraordinary expenses including tax expenses. This agreement may be renewed by the mutual agreement of the Adviser and the Fund for successive terms. Unless so renewed, this agreement will terminate automatically at the end of the Limitation Period. This agreement will also terminate automatically upon the termination of the investment advisory agreement between the Adviser and the Fund unless a new investment advisory agreement with the Adviser becomes effective upon such termination. To the extent that Specified Expenses in respect of any Class of Shares for any month exceed the Expense Cap applicable to a Class of Shares (the “Excess Expenses”), the Adviser will pay the Fund for expenses to eliminate such excess. To the extent that the Adviser pays Excess Expenses in respect of a Class of Shares, it is permitted to receive reimbursement for any expense amounts previously paid by the Adviser, for a period not to exceed three years from the date in which such expenses were paid by the Adviser on a monthly basis, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses in respect of the applicable Class of Shares have fallen to a level below the Expense Cap of the Class and the reimbursement amount does not raise the level of Specified Expenses in respect of a Class of Shares in the month the reimbursement is being made to a level that exceeds the Expense Cap of the Class. The Excess Expenses in respect of the Fund’s Class A Shares shall be deemed to include any Specified Expenses paid by the Adviser in respect of the Feeder, a feeder fund that invested all or substantially all its assets in the Fund that was liquidated upon the Fund’s issuance of Class A Shares, and not reimbursed by the Feeder to the Adviser. For the six months ended September 30, 2020, the Fund did not waive or reimburse excess expenses paid by the Adviser.

The Fund has adopted a Distribution and Service Plan Agreement (“Plan”) for Class A and Class I Shares pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays a monthly fee out of the net assets of Class A Shares at the annual rate of 0.60% of the aggregate net asset value of the Class A Shares, determined and accrued as of the last day of each calendar month (before any repurchase of Shares) (the “Distribution and Servicing Fee”). The Distribution and Servicing Fee is paid to Altegris Investments, L.L.C., an affiliate of the Adviser, as the distributor of the Shares (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I Shares are not subject to the Distribution and Servicing Fee. During the six months ended September 30, 2020, pursuant to the Plan, Class A shares incurred $831,387 in

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

Distribution and Servicing Fees which are included in the consolidated statement of operations. As of September 30, 2020, distribution and servicing fees payable to Distributor was $186,547. Effective September 11, 2019, the Plan was amended by the Board to provide that, in addition to the payment of the Distribution and Servicing Fee, the Fund would also pay for certain third party due diligence expenses provided that the expenses resulted in the Fund’s successful placement on one or more distribution platforms.

The Fund reimburses the Adviser for certain sub-accounting and sub-transfer agency fees at 0.15% of the net assets of applicable shareholder accounts for the fees payable by the Adviser to identified service providers. During the six months ended September 30, 2020, the Fund incurred $229,974 of sub-accounting and sub-transfer agency fees reimbursed to the Adviser pursuant to this arrangement which are recorded in transfer agent fees in the consolidated statement of operations.

GFS

GFS provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to the servicing agreement with GFS, the Fund pays GFS customary fees for providing such services to the Fund. During the six months ended September 30, 2020, certain officers of the Fund were also officers of GFS and are not paid any fees directly by the Fund for serving in such capacities. For the six months ended September 30, 2020, the Fund incurred $141,585 of administrative service fees, $31,267 of transfer agent fees, and $32,687 of fund accounting fees which are included in the consolidated statement of operations. As of September 30, 2020, other related parties payable includes a payable of $309,514 due to GFS for administration, transfer agent fees and fund accounting fees.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, a related party of GFS, provides compliance services, pursuant to a consulting agreement between NLCS and the Fund. Effective November 1, 2018 to June 30, 2019, NLCS entered into an agreement with the Adviser to provide consulting services to the Fund. Effective July 1, 2019, NLCS provides a Chief Compliance Officer Services to the Fund. Under the terms of such agreement, NLCS receives customary fees form the Fund. For the six months ended September 30, 2020, the Fund incurred $18,033 in NLCS customary fees which are included in chief compliance officer fees on the consolidated statement of operations.

Blu Giant, LLC (“Blu Giant”), a related party of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad -hoc basis. For the six months ended September 30, 2020, the Fund incurred $68,863 of printing and postage expenses which are included in the consolidated statement of operations. As of September 30, 2020, other related parties payable includes a payable of $47,069 due to Blu Giant for printing and postage expenses.

5.	REPURCHASES OF SHARES

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. For the six months ended September 30, 2020, the Adviser recommended and intends to continue to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board considers the recommendation of the Adviser. The Adviser expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. Each repurchase offer will generally commence approximately 45 days prior to the applicable repurchase date. Any repurchase of Shares from a Shareholder which are held for less than one year (on a first-in, first- out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset of any such Shares repurchased by the Fund. There is no minimum amount of Shares which must be repurchased in any repurchase offer.

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

During the six months ended September 30, 2020, the Fund repurchased tendered Shares as follows:

Repurchase Date	Repurchase Offer Amount	% of Shares Tendered	Number of Shares Tendered	NAV Price of Shares Tendered	Redemption Value of Shares Tendered	Shares Outstanding on Repurchase Date, Before Repurchase
June 30, 2020
Class A		1.96%	416,590	$12.95	$5,394,845	21,291,841
Class I		2.43%	100,366	$27.87	$2,797,196	4,127,085
Total	$20,670,209				$8,192,041
September 30, 2020
Class A		4.11%	855,183	$14.17	$12,117,943	20,820,395
Class I		3.66%	149,336	$30.54	$4,560,709	4,075,270
Total	$19,583,086				$16,678,652

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of September 30,2020, the Fund continues to qualify as a regulated investment company. Since September 30, 2019 the Fund has estimated earnings of $7,763,456 amount of income, $8,903,215 amount of capital gain, and $11,483,166 amount of returned capital from investments. The Fund made distributions of $8,796,032 since September 30, 2019, none of those distributions were estimated to be from net income and $8,796,032 from realized gains. Amounts are subject to change through the end of the Fund’s tax year through September 30, 2020.

The Fund’s tax year end is September 30, 2020, as such, the information in this section is as of the Fund’s tax year end.

The tax character of Fund distributions paid for the tax years ended September 30, 2020 and September 30, 2019 was as follows:

	Tax Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$—	$—
Long-Term Capital Gain	16,385,659	23,097,226
Return of Capital	—	—
	$16,385,659	$23,097,226

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$1,878,251	$—	$—	$8,197,257	$44,077,002	$54,152,510

The difference between book basis and tax basis accumulated ordinary income/(loss) and other book/tax differences are primarily attributable to the unamortized portion of organization expenses for tax purposes and adjustments for partnerships, passive foreign investment companies, C-corporations with return of capital distributions and the Fund’s wholly-owned subsidiary.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses resulted in reclassification for the tax year ended September 30, 2020 as follows:

Accumulated
Paid In Capital	Earnings (Losses)
$(4,687,696)	$4,687,696

Altegris KKR Commitments Master Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)
September 30, 2020

These reclassifications had no effects on net assets.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K- 1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2020 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2020 will not be finalized by the Fund until after the fiscal period end.

7.	COMMITMENTS AND CONTINGENCIES

Revolving Credit Agreement

On October 1, 2018 Credit Suisse AG issued a line of credit up to $7.5 million to the Fund which was increased to $30 million as of May 28, 2020 with a maturity date of April 1, 2021 under a revolving credit agreement. The Fund borrowed $7,450,000 under the line of credit during the six months ended September 30, 2020. The cost for the unused line of credit is 1.25% annum until April 1, 2021. For the six months ended September 30, 2020, the Fund incurred $125,362 in unused commitment fees, as well as other administrative fees which are included as line of credit fees in the consolidated statement of operations. The Fund accessed the line of credit, based only on the days borrowed, as follows:

	Average Amount			Outstanding
	Borrowings	Average	Interest	Borrowings
	Outstanding	Interest Rate	Expense	9/30/2020
Altegris KKR	$7,450,000.00	2.83%	$88,031	$7,450,000.00

8.	SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. During this period, capital subscriptions into the Fund for October 1, 2020 and November 1, 2020 equaled $300,000 and $742,000, respectively. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

On November 9, 2020, the Board of the Fund approved a new investment advisory agreement between iCapital Registered Fund Adviser LLC (“iCapital RF Adviser”), an affiliate of Institutional Capital Network, Inc. (“iCapital Network”), and the Fund (the “New Advisory Agreement”). On November 9, 2020, the Board also approved a new investment sub-advisory agreement between iCapital RF Adviser and StepStone Group LP (the “New Sub-Advisory Agreement”) and a new Distribution Agreement with iCapital Securities, LLC (“iCapital Securities”), a registered broker/dealer affiliate of iCapital Network (the “New Distribution Agreement”), to serve as the Fund’s new distributor. Each of the New Advisory Agreement and the New Sub-Advisory Agreement is subject to the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) entitled to vote at a special meeting of Fund shareholders that has been scheduled for Friday, January 15, 2021 (the “Special Meeting”). On October 12, 2020, the Board proposed that Nick Veronis, a Co-Founder and managing partner of iCapital Network, Inc., be elected as a Trustee of the Fund. If the New Advisory Agreement and New Sub-Advisory Agreement are approved at the Special Meeting, iCapital RF Adviser would replace Altegris Advisors, LLC as the Fund’s investment adviser, StepStone would continue to serve as the Fund’s sub-adviser, and the Fund would enter into the New Distribution Agreement with iCapital Securities. In addition, if the New Advisory Agreement and New Sub-Advisory Agreement are approved at the special meeting and if Mr. Veronis is elected as a Trustee, it is anticipated that Matthew Osborne will resign from the board to be replaced by Mr. Veronis.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

Approval of Investment Advisory and Sub-Advisory Agreement

At a meeting held on June 29, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of Altegris KKR Commitments Master Fund (the “Fund”), including each of the trustees that are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the annual approval of the investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris” or the “Adviser”) and the Fund and the sub- advisory agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between Altegris and Stepstone Group, LP (“Stepstone” or the “Sub-Adviser”).

In connection with the Board’s consideration of each of the Agreements, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s and Sub-Adviser’s investment management personnel; (b) an overview of the Adviser’s and Sub-Adviser’s operations and financial condition; (c) a comparison of the Fund’s advisory fee, sub-advisory fee and overall expenses with those of comparable closed end investment funds registered under the 1940 Act; (d) the level of profitability from each of the Adviser’s and Sub-Adviser’s fund-related operations; (e) the compliance policies and procedures of each of the Adviser and Sub-Adviser, including policies and procedures for personal securities transactions; and (f) information regarding the performance of the Fund compared to other comparable closed end investment funds registered under the 1940 Act, relevant benchmark indices, and the historical performance of other 1940 Act registered funds managed by the Adviser and other accounts and private funds advised by the Sub-Adviser.

Matters considered by the Board in connection with its approval of each of the Agreements included, among others, the following:

Nature, Extent and Quality of Services. The Trustees reviewed materials provided by each of Altegris and StepStone related to the Advisory Agreement and Sub-Advisory Agreement on behalf of the Fund, respectively, including the Advisory Agreement and Sub-Advisory Agreement, a description of the manner in which investment decisions are made and executed, an overview of the Fund’s compliance program provided by the CCO, the allocation of responsibilities between Altegris and StepStone, a review of the professional personnel of each of Altegris and StepStone that perform services for the Fund and a certification from each firm certifying that it had adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

In reaching their conclusions, the Trustees considered that Altegris has continued to provide the advisory services with respect to the Fund’s portfolio and supervisory services with respect to StepStone as it has since the Fund’s inception, including, generally, management, compliance and operational support. The Trustees stated that Altegris has maintained an appropriate number of professional staff and is comfortable with the considerable knowledge and expertise of the personnel that provide services to the Fund. The Trustees found that the sub-adviser oversight practices of Altegris appeared to be working effectively and Altegris reported that its interactions with StepStone on the availability and suitability of potential investments were satisfactory. The Trustees then concluded that Altegris had the sufficient quality and depth of personnel, resources, and compliance policies and procedures to perform its duties under the Advisory Agreement.

With respect to StepStone, the Trustees considered the size, organizational structure and experience of the Sub-Adviser in managing private equity fund assets. The Trustees considered StepStone’s various areas of specialty, including its core business in advising and allocating private equity capital, as well as other private markets including private debt, real estate and infrastructure. The Trustees noted no changes in personnel with responsibilities to the Fund or otherwise within StepStone and considered that StepStone’s core values include attracting and retaining high-caliber personnel. With respect to the investment process and interaction with Altegris, the Trustees considered StepStone’s due diligence and analysis process, including the depth of the materials the Board receives on an ongoing basis relating to its approval of certain investments as well as the verbal reports StepStone provides to the Board on a periodic basis relating to its activities and investment selection. The Board considered that the Fund’s investment mandate requires StepStone to focus primarily on a single investment manager and its affiliates, Kohlberg Kravis

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

Roberts & Co. L.P. (collectively, “KKR”), and the underlying analysis of the investments held by KKR sponsored private equity funds (“PE Funds”), as well as the portion of the Fund’s portfolio allocated to non-KKR private equity investments. The Board also considered StepStone’s focus on risk management, compliance and legal functions, and policies and procedures in the areas of business continuity and cybersecurity and found its management of such functions to be satisfactory. The Trustees concluded that StepStone had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the portfolio management services provided by StepStone to the Fund was appropriate.

Performance. The Trustees considered the Fund’s performance for the one-year, three-year and since-inception (August 1, 2015) periods ended March 31, 2020 as compared to the Fund’s primary benchmark indices, the S&P 500 Total Return Index (“S&P 500”) and the MSCI All-Country World Total Return Index (“MSCI ACWI”), and for the six-month and one-year periods ended March 31, 2020, as well as a common reporting period (October 1, 2015 to March 31, 2020) for other externally managed closed-end funds with investment objectives and strategies comparable to those of the Fund for the period those funds have been in operation (the “Peer Funds”). They noted the performance of the primary benchmark index, the S&P 500, as well as the performance of the secondary benchmark, MSCI ACWI, which was more reflective of general global investment opportunities across multiple capitalization levels.

The Trustees also reviewed information prepared by Altegris regarding the Fund’s returns on invested capital (“ROIC”) compared to that of each of the Peer Funds, and found that for both the one-year period ended March 31, 2020, the ROIC for both the Fund and the Peer Funds varied, but that over the common reporting period the Fund’s ROIC exceeded the mean ROIC of the Peer Funds for the same period. The Trustees concluded that based on the performance of the Fund, Altegris’s and StepStone’s performance was satisfactory and indicated that each firm had the ability to provide an acceptable level of investment returns for the Fund and its shareholders.

Fees and Expenses. As to the costs of the services to be provided, the Trustees considered a comparison prepared by Altegris of the Fund’s advisory fee and net expenses to those of the Peer Funds. The Trustees considered that Altegris charged an annualized advisory fee of 1.20% of the Fund’s average net assets, which was lower than the mean advisory fee of the Peer Funds and equal to the lowest fee charged among the Peer Funds. The Trustees also considered the Fund’s net expense ratio (Class I shares) as compared to that of the Peer Funds and noted that the Fund’s 2.11% expense ratio was lower than the mean net expense ratio of the Peer Funds and equal to the lowest expense ratio among the Peer Funds.

The Trustees also considered the allocation of the advisory fee between Altegris and StepStone and considered the services rendered to the Fund by each of Altegris and StepStone, and determined that Altegris bears the costs of the operation, management and oversight of the Fund while StepStone’s primary function was to prepare and make investment recommendations to Altegris. The Trustees determined that the payment of 0.37% of the advisory fee to StepStone, on an annualized basis, appropriately reflects each adviser’s role. The Trustees concluded that neither the contractual advisory fee nor the contractual sub-advisory fee was unreasonable, and that the Fund’s overall expense ratio was acceptable.

Profitability. The Trustees considered each of Altegris’s and StepStone’s profitability and whether these profits were reasonable in light of the services provided to the Fund. With respect to Altegris, the Trustees reviewed a profitability analysis prepared by Altegris and found that based on the Fund’s current asset levels, Altegris’s relationship with the Fund was profitable and that the net profit attributable to the Fund did not appear to be excessive. With respect to StepStone, the Trustees reviewed a profitability analysis prepared by StepStone reflecting the gross fees earned by StepStone as compared to StepStone’s costs of servicing the Fund and found the net profits attributable to the Fund were not excessive. The Trustees concluded that each of Altegris’s and StepStone’s level of profitability from its respective relationship with the Fund was not excessive.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of the Fund and whether there was potential for realization of any further economies of scale. The Trustees concluded that given the current and expected size of the Fund that economies of scale were not a relevant

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2020

consideration at this time. The Trustees considered that they would revisit whether economies of scale exist in the future once the Fund achieved sufficient scale.

Other Benefits. The Trustees considered the character and amount of other direct and incidental benefits to be received by each of Altegris and StepStone from each’s association with the Fund. The Board noted that Altegris’s affiliated broker-dealer, Altegris Investments, Inc., was the Fund’s principal underwriter and was involved in some direct sales of the Fund and has relationships with banks and other broker-dealers across the industry, which could result in additional capital being allocated to the Fund.

Conclusion. The Chairman reported that the Trustees, having requested and received such information from each of Altegris and StepStone as they believed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement, and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of each of the Advisory Agreement and Sub-Advisory Agreement for an additional term was in the best interests of the Fund and its shareholders. In considering the Advisory Agreement and Sub-Advisory Agreement, the Trustees did not identify any one factor as all important and each Trustee may have considered different factors as more important.

PRIVACY NOTICE

What does Altegris KKR Commitments Master Fund (the “Fund”) do with your personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         Account transactions and transaction history

●         Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes To offer our products and services to you	NO	We don’t share
For joint marketing with other financial companies	NO	We don’t share
For our affiliates’ everyday business purposes Information about your transactions and records	NO	We don’t share
For our affiliates’ everyday business purposes Information about your creditworthiness	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
Questions?	Call 1-888-524-9441

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your non-public personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account or deposit money

●     Direct us to buy securities or direct us to sell your securities

●     Seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes — information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund doesn’t jointly market.

Altegris KKR Commitments Master Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2020

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1- 877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N- PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR
Altegris Advisors, L.L.C.
1200 Prospect Street, Suite 400
La Jolla, CA 92037

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-Ended Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Altegris KKR Commitments Master Fund

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 12/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Matthew Osborne

Matthew Osborne, President/Principal Executive Officer

Date 12/7/20

By (Signature and Title)

/s/Beth Strong

Beth Strong, Treasurer/Principal Financial Officer

Date 12/7/20